EXHIBIT 10.9
STAT #: 19-17-9121
SSN/TAX ID #: 33-0339296
DOC CODE: AAG
NAME: Agency Agreement
# OF PGS: 14 pgs total
Agency Agreement
Symetra Life Insurance Company
This agency agreement (“Agreement”) is executed by the undersigned party(ies) (hereinafter collectively called “Agency”) and Symetra Life Insurance Company (hereinafter called “Company”). If more than one agency is listed below, any reference in this Agreement to “Agency” shall be deemed to refer to the appropriate Agency as the context requires. It shall consist of this page and the pages identified by the following form numbers:
LSA-900
This Agreement applies to life and health insurance products issued by the Company (collectively “contracts”) written by Agency on or after the effective date of this Agreement.
Agency is responsible for ensuring that no business is solicited until the effective date of this Agreement.

Signature

(Agency Principal or Authorised Officer)	Pat McCormick
Doug Jackson	Senior Vice President
Senior Vice President	Symetra Life Insurance Company

Date Signed: March 10, 2006	For Symetra Life Insurance Company

Contracted Servicing Agency or Agent Name:	Effective Date: March 10, 2006

(To be filled in by Symetra Personnel)
WM Financial Services, Inc.
WMFS Insurance Services, Inc.
19-17-9121
Symetra Stat Number
P.O. Box 34920
Seattle, WA 98124-1920
LSA-399 03/2006 WAMU
Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.

Symetra Life Insurance Company
Terms and Conditions

General
1.	Values Statement

The Company has a history, tradition and reputation for high ethical standards. Company and Agency agree to adhere to the Values Statement, avoid conflicts of interest, and comply with all applicable laws. The Company represents that the contracts and any material, supplies, advertising, sales proposals or other printed matter mentioning the Company by name or intending to generate an interest in the Company or its products provided or approved by the Company shall comply, and shall be in continuing compliance with, all applicable federal and state laws and regulations, and shall be filed with and approved by all governmental agencies if and as required by law.

Both parties shall:
a.	Act with integrity, which includes being honest with customers and with each other.

b.	Take appropriate actions, including having adequate supervision, to comply with applicable laws.
2.	Confidentiality

“Confidential Information” of any party shall mean ideas, expressions, trade secrets, customer lists, products, policies, forms, business methods, business plans, software and information from third parties (such as software and its related documentation) for which such party has a duty of confidentiality, as well as information which from all relevant circumstances should reasonably be assumed by a party to be confidential information, whether any of which is marked “Confidential Information” or not. Each party will make reasonable effort to advise the other party when information disclosed to the other party is Confidential Information. Confidential Information relating to a party shall be held in confidence by the other party to the same extent and in at least the same manner as such party protects its own Confidential Information, but in no case to a lesser extent or manner than a reasonable degree of care under the circumstances. Confidential Information shall not be disclosed to third parties without specific written permission of the protected party. Each party shall, however, be permitted to disclose relevant aspects of the other party’s Confidential Information to its officers, agents, subcontractors and employees to the extent that such disclosure is reasonably necessary for the performance of its duties and obligations under this Agreement; provided, however, that such party shall take all reasonable measures (including in the case of any disclosure to third parties receipt of a valid, executed non-disclosure agreement with such third party consistent with this Agreement) to ensure that Confidential Information of the other party is not disclosed or duplicated in contravention of the provisions of the Agreement by such officers, agents, sub contractors, and employees.

The obligations in this Section 2 shall not restrict any disclosure by either party pursuant to any applicable state or federal laws, or by order of any court or government agency (provided that the disclosing party shall give prompt notice to the non-disclosing party of such order) and shall not apply with respect to information which (1) is independently developed by the other party without violating the disclosing party’s proprietary rights, (2) is or becomes publicly known (other than through unauthorized disclosure), (3) is intentionally disclosed by the owner of such information to a third party free of any obligation of confidentiality, (4) is already known by such party without an obligation of confidentiality other than pursuant to this Agreement or of any confidentiality agreements entered into before the effective date of this Agreement as evidenced by the written records of such party, or (5) is rightfully received by a party free of any obligation of confidentiality.

The parties agree that they shall abide by the provisions of the Gramm-Leach-Bliley Act (“GLB”) and other applicable privacy laws and shall each establish commercially reasonable controls to ensure the confidentiality of the Confidential Information and to ensure that the Confidential Information is not disclosed contrary to the provisions of this Agreement, GLB or any other applicable privacy laws and regulations. Without limiting the foregoing, each party shall implement such physical and other security measures as are necessary to (i) ensure the security and confidentiality of the Confidential Information (ii) protect against any threats or hazards to the security and integrity of the Confidential Information and (iii) protect against any unauthorized access to or use of the Confidential Information. Each party shall have the right, during regular office hours and upon reasonable notice, to audit the other party to ensure compliance with the terms of this Agreement, GLB and other privacy laws and regulations.

3.	Company agrees that during the term of this Agreement and following its termination, Company shall not solicit any customer of Agency who purchases any product from the Company under this Agreement or under any previous agreement between Company and Agency or affiliates of Agency for any additional product or service without

LSA-900 03/2006	Page 1 of 13

Agency’s prior written consent; provided, however, that Company may offer additional products or services to any such customers who become a customer of the Company through another agency relationship.

4.	Status and Authority of Agency
a.	Agency is an independent contractor, not an employee of Company, and has retained its right to exercise exclusive and independent control of its time, energy and skill in the conduct of its business.

b.	Agency is authorized to solicit applications for those life and health insurance products issued by the Company that are listed on the attached Schedule pages; and to collect initial policy premiums and account deposits, and such other premiums as may be specifically authorized by the Company.
5.	Agency has no authority to:
a.	Make, alter or discharge any policy;

b.	Extend the time for payment of premiums;

c.	Waive or extend any policy provision;

d.	Incur any liability or expense on behalf of Company;

e.	Receive any money due or to become due to Company except initial policy premiums and account deposits and other such premiums as may be specifically authorized by the Company.
6.	Agency shall promptly submit applications and remit premiums and deposits to Company at its Home Office.

Agency shall be responsible to Company for the fidelity and acts of Agency representatives. Agency is responsible for ensuring that no business is solicited by any representative until that representative is authorized to represent the Company according to the applicable state regulations and after the Agreement effective date. Compensation is earned on premiums received after the Agency is appointed with the Company.

7.	Agency shall not pay or allow, or offer to allow, as an inducement to any person to insure or enroll, any illegal rebate of premium or other consideration due, or any other inducement not specified in the policy; nor make any misrepresentations or incomplete comparison for the purpose of inducing a policyholder in any other company to lapse, forfeit or surrender insurance.

8.	Agency shall not use any sales material, illustrations or advertisement in which Company or its products is identified, unless it is provided to Agency by Company or the written consent of Company is obtained. Neither party shall use the other party’s name or mark in any advertising, written sales promotion, press releases or other publicity matters relating to this Agreement without the other party’s written consent.

9.	The parties shall cooperate with each other to resolve customers’ complaints and disputes fairly and promptly. Each party shall promptly notify the other party, in writing, if it receives notice of any written customer complaint or any threatened or pending regulatory investigation or any judicial or administrative proceeding, civil action or arbitration (each a “Proceeding”) involving any policy marketed under this Agreement or any activity in connection with any such policy. Each party shall furnish such other information relating to the Proceeding as the other party reasonably requests.

10.	Without liability to the Agency, the Company may withdraw from doing business in any jurisdiction, and may at its discretion withdraw, substitute, add or change rates on any plan or plans.

11.	Except as expressly provided herein, this Agreement may only be amended by a writing signed by all parties.

12.	Each party shall indemnify, defend and hold harmless the other party, its affiliates and their respective directors, officers, employees and agents (collectively “Indemnified Parties”) against any and all claims, suits hearings, actions, damages of any kind, liability, fines, penalties, costs, losses or expenses, including reasonable attorney’s fees, caused by or resulting from: (i) any negligence, error, omission, misconduct or other unauthorized act by the indemnifying party or its employees or representatives, including but not limited to independent contractors engaged by the indemnifying party to perform any of its duties under this Agreement, and (ii) any breach by the indemnifying party of any of its representations, or obligations under this Agreement.

After receipt by an indemnified party of notice of the commencement of any action with respect to which a claim will be made against an indemnifying party, such indemnified party shall notify the indemnifying party promptly in writing of the commencement of the action. The failure to so notify the indemnifying party shall not relieve the indemnifying party from any liability which it may otherwise have to any indemnified party except, and to the extent the indemnifying party is prejudiced thereby. In any such action where the indemnified party has given the notice described in this Section 12, the indemnifying party shall be entitled to participate in and, at its option, to assume defense of the action. After notice to such indemnified party that the indemnifying party has elected to assume defense of the action, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense other than reasonable costs of investigation.

13.	This Agreement shall be governed by and construed in accordance with the laws of the state of Washington.

LSA-900 03/2006	Page 2 of 13

Compensation/Assignment
1.	The Company may establish a reasonable minimum amount for compensation payments. If the amount due is less than such sum, the balance will be carried forward to the next payment date until the minimum amount is reached.

2.	Undistributed compensation in the hands of Company and its affiliates may be applied at any time to and as an offset on any due and unpaid obligations of Agency to Company and its affiliates. If compensation owed by Agency to company exceeds compensation payable to Agency, then Agency will immediately repay Company compensation owed to Company upon notice to Agency by Company.

3.	Neither this Agreement, nor any of the benefits to accrue hereunder, shall be assigned or transferred, either in whole or in part by Agency, without prior written consent of the Company, except in the case of an assignment or transfer to a property licensed affiliate Agency. To the extent that any duties and responsibilities under this Agreement are delegated to an agent or other subcontractor of either party, the delegating party shall remain responsible for all acts or omissions of any delegate and shall take reasonable steps to ensure that such agents and subcontractors adhere to the provisions of this Agreement.

4.	Company at any time, by written notice to Agency may change the compensation allowed under this Agreement as to new business effective on or after the date of such notice.

5.	If Company returns any portion of the premiums on a policy previously issued, Agency will pay to Company the compensation previously received with respect to the returned premiums, not to exceed the amount paid to Agency. In addition, Agency will refund to Company compensation on canceled insurance, and on reductions in premiums, at the same rate as those on which compensation was originally received.

6.	Company will pay Agency both Base Commissions and Special Marketing Allowance (SMA) in accordance with the usual payment cycle for compensation payments.

Termination
1.	Commissions, sales fees, service fees, trails and any other compensation shall be payable after this Agreement has been terminated on contracts sold by Agency prior to such termination in accordance with the applicable schedules subject to any offset on any due and unpaid obligation to the Company and affiliates. Payment of any compensation will be subject to all terms and conditions of the Schedule(s) in effect at the time a contract was issued and provided Agency maintains its continuing status as the servicing Agency..

2.	Except as otherwise provided, this Agreement may be terminated without cause by either of the parties hereto by giving thirty (30) days’ prior written notice to the other party.

2.	This Agreement shall terminate immediately and the Agency shall forfeit any and all compensation accruing hereunder, if any of the following acts are committed by the Agency representatives (but not including acts committed by individual Agency representatives acting without the knowledge and approval of Agency):
a.	Withholding any property belonging to the Company after demand for its relinquishment has been made by the company;

b.	Willfully misappropriating funds belonging to the Company;

c.	Committing any other fraudulent act against the Company or its policyholders;

d.	Doing any act which results in having the required license to act as an insurance agent or broker canceled by any state insurance department;

e.	Encouraging Company customers to replace their Company products through systematic campaigns of replacement evidenced by written memoranda, instructions, sales guides, or incentive compensation designed to encourage such replacement; and

f.	Making any representation or doing any act injuring the business or reputation of the Company.
THE FAILURE OF EITHER PARTY TO ENFORCE ANY PROVISION OF THIS AGREEMENT SHALL NOT CONSTITUTE A WAIVER BY EITHER PARTY OF ANY SUCH PROVISION. THE PAST WAIVER OF A PROVISION BY EITHER PARTY SHALL NOT CONSTITUTE A COURSE OF CONDUCT OR A WAIVER IN THE FUTURE OF THAT SAME PROVISION.

LSA-900 03/2006	Page 3 of 13

Symetra Life Insurance Company
Annuity Base Commission Schedule Terms

Terms
1.	Commissions

Base commissions for premiums will be paid in accordance with the Schedule(s) in effect at the time the business is approved by the Company.

Unless pre-approved by the Company, premium is limited to a maximum deposit of $1 million per product and per policyowner, in any one policy or combination of policies within a 12 month period for the Symetra Annuities products offered in the commission schedule(s). A policy with joint owners is considered to have only one policyowner for purposes of this provision. Company reserves the right to decline any premium submitted without pre-approval. Commission will be paid at the stated commission rate in Payment Schedule, and may be reduced on premium submissions of $1 million or more.

2.	Change of Servicing Agent

Requests for change of servicing agent submitted by a Contractholder may be granted if it appears to be in the best interest of the Contractholder and the Company. A change will transfer the right to receive commissions to the new servicing agent. Contracts, for which an agent cannot be located, within a reasonable amount of time, will be converted to Agency accounts.

Definitions
1.	Premiums

Continuing premiums are ongoing premiums expected to be paid Contract year. Single sum premiums are premiums which are not ongoing in nature. They may be transfers from another contract or insurance carrier, including trustee-to-trustee transfers, rollovers, and exchanges, but they do not include internal transfers between Company products.

2.	Attained Age

Attained age is determined as of the date Company receives premium. For products with joint owners, attained age will be determined using the birth date of the older owner. For annuity contracts that are owned by a non-natural person, attained age will be determined using the birth date of the annuitant, or using the birth date of the older annuitant in the case of joint annuitants.

3.	Distribution Charge Period (DCP)

DCP is the time during which distribution charges apply as described in the Contract

4.	Trail

Trail commission is compensation based on Contract value. Trail will discontinue when Contract value is zero.

Symetra Life Insurance Company
Annuity Base Commission Schedule

Symetra Advantage Income
•	Qualified and Non-qualified contracts

•	Single premium, fixed immediate annuity

•	$10,000 minimum purchase payment

•	Withdrawals from Symetra Advantage Income are not allowed

Payment Schedule
Subject to the applicable conditions specified below, base commissions as a percentage of premiums will be paid as follows:
     All premiums — [***]

Repayment of Commissions
Agency will repay Company commissions, not to exceed amount paid to Agency, under the following condition.
Premiums returned to the Contractholder
If benefits have been paid, the amount returned to the Contractholder will be premium minus benefits paid. Agency will repay commissions paid on the premiums returned.
Repayments under this schedule will be netted against any commissions owed to Agency by Company under other product Schedules.
Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.

Symetra Life Insurance Company
Annuity Base Commission Schedule

Symetra Select Annuity
•	Qualified and Non-qualified contracts

•	Modified single premium, fixed deferred annuity

•	Minimum initial premium of $10,000 with additional optional minimum premiums of $250 within first twelve months of contract

Payment Schedule
Subject to the applicable conditions specified below, base commissions as a percentage of premiums will be paid as follows:
All premiums for individuals age 85 and under — [***]
Trail commission will be paid monthly, at an annual rate of [***] basis points of contract value beginning immediately.
Repayment of Commissions
Agency will repay Company commissions, not to exceed amount paid to Agency, under the following conditions.
1.	Premiums returned to the Contractholder or Certificateholder

If premiums are returned to the Contractholder, not including premiums which are considered to be withdrawn as part of a withdrawal or annuitization, Agency will repay commissions paid on the premiums returned.

2.	Withdrawals from the Symetra Select Annuity
     If withdrawals are taken during the first Contract year, Agency will repay commissions paid on the amount withdrawn.
          Provision 2 will not apply to:
1.	Non-commissionable transfers between Company products;

2.	Withdrawals where no surrender penalties were applied, such as under a free-withdrawal provision (excluding the bailout) or after all surrender penalties have expired;

3.	Death benefit payments or hospital and nursing home waiver payments; or

4.	Payments made under a settlement option which are payable for life, or a period of at least five years.
Repayments under this schedule will be netted against any commissions owned to Agency by Company under other product Schedules. For purposes of processing repayments, withdrawals will be considered deducted from the Contract in the following order:
1.	First from first-year continuing premiums and increases;

2.	Second from single sum premiums; and

3.	Third from commissionable transfers and rollovers.
The repayment provisions under this provision will not apply to trail commissions.
Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.

Symetra Life Insurance Company
Annuity Base Commission Schedule

Symetra Secure Annuity
•	Qualified and Non-qualified contracts

•	Modified single premium, fixed deferred annuity

•	Minimum initial premium of $10,000 with additional optional minimum premiums of $250 within first twelve months of contract

Payment Schedule
Subject to the applicable conditions specified below, base commissions as a percentage of premiums will be paid as follows:
All premiums for individuals age 85 and under — [***]
Trail commission will be paid monthly, at an annual rate of [***] basis points of contract value beginning immediately.

Repayment of Commissions
Agency will repay Company commissions, not to exceed amount paid to Agency, under the following conditions.
1.	Premiums returned to the Contractholder or Certificateholder

If premiums are returned to the Contractholder, not including premiums which are considered to be withdrawn as part of a withdrawal or annuitization, Agency will repay commissions paid on the premiums returned.

2.	Withdrawals from the Symetra Secure Annuity

If withdrawals are taken during the first Contract year, Agency will repay commissions paid on the amount withdrawn.
          Provision 2 will not apply to:
1.	Non-commissionable transfers between Company products;

2.	Withdrawals where no surrender penalties were applied, such as under a free-withdrawal provision (excluding the bailout) or after all surrender penalties have expired;

3.	Death benefit payments or hospital and nursing home waiver payments; or

4.	Payments made under a settlement option which are payable for life, or a period of at least five years.
Repayments under this schedule will be netted against any commissions owned to Agency by Company under other product Schedules. For purposes of processing repayments, withdrawals will be considered deducted from the Contract in the following order:
1.	First from first-year continuing premiums and increases;

2.	Second from single sum premiums; and

3.	Third from commissionable transfers and rollovers.
The repayment provisions under this provision will not apply to trail commissions.
Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.

Symetra Life Insurance Company
Annuity Base Commission Schedule

Symetra Custom Fixed Annuity
•	Qualified and Non-qualified contracts

•	Modified single premium, fixed deferred annuity

•	Minimum initial premium $10,000 with optional subsequent minimum premiums of $1,000 within first twelve months of contract

Payments Schedule
     Subject to the applicable conditions specified below, base commission as a percentage of premiums will be paid as follows:
All premiums for individuals age:
          85 and under — [***]
          85 through 90 — [***]
Trail commission will be paid monthly, at an annual rate of [***] basis points of contract value beginning immediately.

Repayment of Commissions
Agency will repay Company commissions, not to exceed amount paid to Agency, under the following conditions.
1.	Premiums returned to the Contractholder or Certificateholder

If premiums are returned to the Contractholder, not including premiums which are considered to be withdrawn as part of a withdrawal or annuitization, Agency will repay commissions paid on the premiums returned.

2.	Withdrawals from the Symetra Custom Fixed Annuity

If withdrawals are taken during the first Contract year, Agency will repay commissions paid on the amount withdrawn.
          Provision 2 will not apply to:
1.	Non-commissionable transfers between Company products;

2.	Withdrawals where no surrender penalties were applied, such as under a free-withdrawal provision (excluding the bailout) or after all surrender penalties have expired;

3.	Death benefit payments or hospital and nursing home waiver payments; or

4.	Payments made under a settlement option which are payable for life, or a period of at least five years.
Repayments under this schedule will be netted against any commissions owned to Agency by Company under other product Schedules. For purposes of processing repayments, withdrawals will be considered deducted from the Contract in the following order:
1.	First from first-year continuing premiums and increases;

2.	Second from single sum premiums; and

3.	Third from commissionable transfers and rollovers.
     The repayment provisions under this provision will not apply to trail commissions.
Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.

Symetra Life Insurance Company
Annuity Special Marketing Allowance (SMA) Schedule

Symetra Advantage Income
•	Qualified and Non-qualified contracts

•	Single premium, fixed immediate annuity

•	$10,000 minimum purchase payment

•	Withdrawals from Symetra Advantage income are not allowed

Payment Schedule
Subject to the applicable conditions specified below, SMA as a percentage of new premiums will be paid as follows:
     All premiums — [***]

Repayment of SMA
Agency will repay Company the SMA, not to exceed amount paid to Agency, under the following condition.
Premiums returned to the Contractholder
If benefits have been paid, the amount returned to the Contractholder will be premium minus benefits paid. Agency will repay the SMA on the premiums returned.
Repayments under this schedule will be netted against any commissions owed to Agency by Company under other product Schedules.
Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.

Symetra Life Insurance Company
Annuity Social Marketing Allowance (SMA) Schedule

Symetra Select Annuity
•	Qualified and Non-qualified contracts

•	Modified single premium, fixed deferred annuity

•	Minimum initial premium of $10,000 with additional optional minimum premiums of $250 within first twelve months of contract

Payment Schedule
Subject to the applicable conditions specified below, SMA as a percentage of new premiums will be paid as follows:
     All premiums for individuals age 85 and under — [***]

Repayment of SMA
Agency will repay CompanySMA, not to exceed amount paid to Agency, under the following conditions.
1.	Premiums returned to the Contractholder or Certificateholder

If premiums are returned to the Contractholder, not including premiums which are considered to be withdrawn as part of a withdrawal or annuitizaiton, Agency will repay the SMA paid on the premiums returned.

2.	Withdrawals from the Symetra Select Annuity

If withdrawals are taken during the first Contract year, Agency will repay the SMA paid on the amount withdrawn.
          Provision 2 will not apply to:
1.	Non-commissionable transfers between Company products;

2.	Withdrawals where no surrender penalties were applied, such as under a free-withdrawal provision (excluding the bailout) or after all surrender penalties have expired;

3.	Death benefit payments or hospital and nursing home waiver payments; or

4.	Payments made under a settlement option which are payable for life, or a period of at least five years.
Repayments under this schedule will be netted against any commissions owned to Agency by Company under other product Schedules. For purposes of processing repayments, withdrawals will be considered deducted from the Contract in the following order:
1.	First from first-year continuing premiums and increases;

2.	Second from single sum premiums; and

3.	Third from commissionable transfers and rollovers.
Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.

Symetra Life Insurance Company
Annuity Special Marketing Allowance (SMA) Schedule

Symetra Secure Annuity
•	Qualified and Non-qualified contracts

•	Modified single premium, fixed deferred annuity

•	Minimum initial premium of $10,000 with additional optional minimum premiums of $250 within first twelve months of contract

Payment Schedule
Subject to the applicable conditions specified below, SMA as a percentage of new premiums will be paid as follows:
     All premiums for individuals age 85 and under — [***]

Repayment of SMA
Agency will repay Company the SMA, not to exceed amount paid to Agency, under the following conditions.
1.	Premiums returned to the Contractholder or Certificateholder

If premiums are returned to the Contractholder, not including premiums which are considered to be withdrawn as part of a withdrawal or annuitization, Agency will repay the SMA paid on the premiums returned.

2.	Withdrawals from the Symetra Secure Annuity

If withdrawals are taken during the first Contract year, Agency will repay the SMA paid on the amount withdrawn.
          Provision 2 will not apply to:
1.	Non-commissionable transfers between Company products;

2.	Withdrawals where no surrender penalties were applied, such as under a free-withdrawal provision (excluding the bailout) or after all surrender penalties have expired;

3.	Death benefit payments or hospital and nursing home waiver payments; or

4.	Payments made under a settlement option which are payable for life, or a period of at least five years.
Repayments under this schedule will be netted against any commissions owned to Agency by Company under other product Schedules. For purposes of processing repayments, withdrawals will be considered deducted from the Contract in the following order:
1.	First from first-year continuing premiums and increases;

2.	Second from single sum premiums; and

3.	Third from commissionable transfers and rollovers.
Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.

Symetra Life Insurance Company
Annuity Special Marketing Allowance (SMA) Schedule

Symetra Custom Fixed Annuity
•	Qualified and Non-qualified contracts

•	Modified single premium, fixed deferred annuity

•	Minimum initial premium of $10,000 with optional subsequent minimum premiums of $1,000 within first twelve months of contract

Payment Schedule
Subject to the applicable conditions specified below, SMA as a percentage of new premiums will be paid as follows:
     All premiums for individuals age 90 and under — [***]

Repayment of SMA
Agency will repay Company commissions, not to exceed amount paid to Agency, under the following conditions.
1.	Premiums returned to the Contractholder or Certificateholder

If premiums are returned to the Contractholder, not including premiums which are considered to be withdrawn as part of a withdrawal or annuitization, Agency will repay commissions paid on the premiums returned.

2.	Withdrawals from the Symetra Custom Fixed Annuity

If withdrawals are taken during the first Contract year, Agency will repay commissions paid on the amount withdrawn.
          Provision 2 will not apply to:
1.	Non-commissionable transfers between Company products;

2.	Withdrawals where no surrender penalties were applied, such as under a free-withdrawal provision (excluding the bailout) or after all surrender penalties have expired;

3.	Death benefit payments or hospital and nursing home waiver payments; or

4.	Payments made under a settlement option which are payable for life, or a period of at least five years.
Repayments under this schedule will be netted against any commissions owned to Agency by Company under other product Schedules. For purposes of processing repayments, withdrawals will be considered deducted from the Contract in the following order:
1.	First from first-year continuing premiums and increases;

2.	Second from single sum premiums; and

3.	Third from commissionable transfers and rollovers.
Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.

Symetra Life Insurance Company
Annuity Base Commission Schedule

Payment Schedule
Subject to the applicable conditions specified below, commission will be paid as follows on internal transfers:
Transfer from: Advantage I, Advantage II, Advantage III, Custom, Mainsall, Preference, Preference FP, QPA I, QPA II, Resource A, Resource B, Secure, Select, Spinnaker Advisor, Spinnaker Choice, Spinnaker Plus, Spinnaker Q/NQ, and Symetra Group Variable Annuity:
     Product must be out of CDSC.
Transfer to Symetra Custom Fixed Annuity, Symetra Secure Fixed Annuity, Symetra Select Fixed Annuity, or Preference FP:
Trail commission will be paid monthly, at an annual rate of [***] basis points of contract value beginning immediately if the “from” product is less than 10 years old.
Trail commission will be paid monthly, at an annual rate of [***] basis points of contract value beginning immediately if the “from” product is over than 10 years old.
New product will start a new CDSC schedule. No like for like product transfer are allowed.
Transfer from: American States Annuities, ERA, PAR, Preference EIA, QPA III, QPA III Plus, QPA IV, QPA V, QPA V Plus, QPA VI, Safekey EIA, Safekey I, Safekey II, Safekey III, TAP, and WAMU Annuities:
     Product must be out of CDSC.
Transfer to: Symetra Custom Fixed Annuity, Symetra Secure Fixed Annuity, Symetra Select Fixed Annuity, or Preference FP:
Full compensation will be paid according to the terms and conditions of the current base annuity schedule for that product.
New product will start a new CDSC schedule. No like for like product transfers are allowed.
Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.